                                                                    EXHIBIT 10.3

                                                                         ANNEX A


NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE COMPANY (AS DEFINED HEREIN) THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS. THIS NOTE IS NON-NEGOTIABLE AND NON-TRANSFERABLE AND NO INTEREST SHALL BE PAID EXCEPT TO THE PAYEE NAMED HEREIN EXCEPT AS OTHERWISE NOTED HEREIN. THIS NOTE IS UNSECURED.




                    INNOVATIVE GAMING CORPORATION OF AMERICA

                                CONVERTIBLE NOTE

                                                                    Reno, Nevada
$437,500                                                           March 5, 1999

FOR VALUE RECEIVED, Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), promises to pay to First Trust National Assn. FBO Wayne W. Mills IRA ("Holder"), in lawful money of the United States of America, the principal sum of FOUR HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($437,500), together with interest in arrears on the unpaid principal balance at a rate equal to FIVE PERCENT (5%) per annum, in the manner provided below. Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Stock Redemption Agreement, dated March 5, 1999 (the "Agreement"), by and between the Company and Holder, and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

1.       PAYMENTS.

         1.1 PRINCIPAL AND INTEREST. The principal amount of this Note shall be due and payable on March 5, 2004 (the "Maturity Date"). Interest on the unpaid principal balance of this Note shall be due and payable quarterly in cash on the fifteenth (15th) day of March, June, September and

December of each year, commencing September 15,1999 until said principal amount of the Note is paid in full or upon conversion of the Note in accordance with
Section 5 hereof.

         1.2 MANNER OF PAYMENT. All payments of principal and interest on this Note shall be made by check at RJ Steichen & Company, Suite 290, 5500 Wayzata Boulevard, Golden Valley, Minnesota 55416 or at such other place in the United States of America as Holder shall designate to the Company in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall not be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Nevada.

         1.3 PREPAYMENT. The Company may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by the accrued interest on the amount of principal prepaid calculated to the date of such prepayment. The Company shall provide Holder with not less than forty-five (45) days written notice prior to such prepayment. In the event a transaction described in Section 6.3 hereof is contemplated prior to or contemporaneous with prepayment, said written notice shall include the information specified in the notice made pursuant to Section 6.3 hereof.


2.       DEFAULT.

         2.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events with respect to Company shall constitute an event of default hereunder ("Event of Default"):

             (a) If Company shall fail to pay when due any payment of principal or interest on this Note and such failure continues for thirty (30) days after the Holder notifies the Company thereof in writing.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), the Company shall
         (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the Company or substantially all of the Company's properties, or (iii) orders the liquidation of the Company, and in each case the order or decree is not dismissed within 90 days.

         2.2 NOTICE BY THE COMPANY. The Company shall notify Holder in writing within five days after the occurrence of any Event of Default of which the Company acquires knowledge.

         2.3 REMEDIES. Upon the occurrence of an Event of Default hereunder (unless all Events of Defaults have been cured or waived by Holder), Holder may (subject to the provisions of Section 3), at its option, (i) by written notice to the Company, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from the Company all sums due under this Note. The Company shall pay all reasonable costs and expenses incurred by or on behalf of Holder in connection with Holder's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.


3.       SUBORDINATION.

         3.1. SUBORDINATION. The indebtedness evidenced by this Note, including, without limitation, principal, premium, if any, and interest and any and all fees, expenses, indemnities and all other monies owing at any time pursuant to or in connection with this Note (the "Subordinated Debt") shall be subordinated and junior to all Senior Debt as hereinafter defined.

         3.2 SENIOR DEBT. "Senior Debt" shall mean all obligations (whether now outstanding or hereafter incurred), for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise including, without limitation, principal, premium, if any, interest and any and all fees, expenses, indemnities and all other monies whether now owing or hereafter incurred in respect of thereof.


4.       TRANSFERABILITY.

         4.1 Except as otherwise provided in 8.5 below, Holder is prohibited from transferring its right, title and interest in this Note.


5.       CONVERSION.

         5.1 HOLDER CONVERSION. At any time after March 5, 2000 and subject to
Section 5.2, the Holder shall have the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 5.3 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock of the

Company (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the outstanding principal amount of the Note to be converted together with all accrued interest thereon to the date of conversion by $1.09375 (the "Conversion Price").

         5.2 CONVERSION LIMITATION. No amount of principal or accrued but unpaid interest under this Note shall be convertible into Common Stock of the Company if the sum of 1) the number of Common Stock beneficially owned by the Holder or Wayne W. Mills (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unconverted portion of the principal amount of, and interest on, the Note); and 2) the number of shares of Common Stock issuable upon conversion of the Note would result in beneficial ownership by the Holder or Wayne W. Mills of more than 4.9% of the Company's issued and outstanding Common Stock.

         5.3      CONVERSION PROCEDURE.

                  (A) NOTICE OF CONVERSION PURSUANT TO SECTION 5.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail in the form attached hereto as Exhibit A (the "Holder Conversion Notice") to the Company at its principal corporate office, of the election to convert all or a portion of this Note pursuant to Section 5.1. If this Note is converted in part only, the Company shall execute and deliver a new note to the Holder thereof in the principal amount equal to the portion of this Note not so converted.

                  (B) MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of this Note pursuant to Section 5.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with a new note for the principal amount of the Note that was not converted. Upon conversion of all or a portion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, to the extent of the principal amount so converted.

         5.4 COMPANY CONVERSION. At any time after March 5, 2000 and subject to section 5.2, the Company shall have the right at its option, at any time prior to payment in full of the principal balance of this Note, to convert this Note in whole or in part into a number of shares of Common Stock determined by dividing the outstanding principal amount of the Note to be converted together with all accrued interest by the Conversion Price, provided, however, that the Company cannot effect such conversion if the closing sales price of the Company's Common Stock on such date of conversion is less than the Conversion Price. The Company shall effect such conversion by delivering to the Holder a written notice in the form attached hereto as Exhibit B (the "Company

Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the principal amount of Note to be converted. Upon receipt of a Company Conversion Notice, the Holder shall surrender the Note subject to such notice at the office of the Company. If the Company is converting less than the aggregate principal amount of the Note, the Company shall, upon conversion of the principal amount of the Note subject to such Company Conversion Notice and receipt of the Notes surrendered for conversion, deliver to the Holder, a replacement for such principal amount of the Note as have not been converted.


6.       ANTI-DILUTION ADJUSTMENTS.

         6.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

         6.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

         6.3 ADJUST FOR REORGANIZATION, RECLASSIFICATION, MERGER AND SALE. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to convert and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of the Common Stock of the Company immediately theretofore convertible and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder as if it had exercised this Note and had received such shares of common stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder of this Warrant at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to convert.

         6.4 OTHER ADJUSTMENT. If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 6.1 through 6.3, but which should result in an adjustment in the Conversion Price and/or the number of shares subject to this Note in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

         6.5 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

7.       "PIGGY BACK" REGISTRATION RIGHTS.

         7.1 If, at any time after March 5 , 2000 and prior to the Maturity Date, the Company shall propose to file any registration statement under the Securities Act of 1933, as amended, covering a public offering of the Company's Common Stock and permitting the inclusion of shares of selling shareholders, it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the registration statement (to the extent permitted by applicable regulation) the Common Stock issued by the Holder upon conversion of the Note to the extent requested by the Holder hereof. Notwithstanding the foregoing, the number of shares of the Common Stock proposed to be registered shall thereby be reduced pro rata (other than the Company) upon the request of the managing underwriter of such offering subject to the prior rights of any other selling shareholders that give it first priority in any such registration. If the registration statement or offering statement filed pursuant to such forty-five (45) day notice has not become effective within six months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above. All expenses of any such registrations referred to in this Section 7, except the fees of counsel to such holders and underwriting commissions or discounts, shall be borne by the Company. The Holder agrees to cooperate with the Company in the preparation and filing of any such registration statement or offering statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

8.       MISCELLANEOUS.

         8.1 WAIVER. The rights and remedies of Holder under this Note shall be cumulative and not alternative. No waiver by Holder of any right or remedy under this Note shall be effective unless in a writing signed by Holder. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holder will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Holder arising out of this Note can be discharged by Holder, in whole or in part by a waiver or renunciation of the claim or right unless in a writing, signed by Holder; (b) no waiver that may be given by Holder will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Company will be deemed to be a waiver of any obligation of Company or of the right of Holder to take further action without notice or demand as provided in this Note. Company hereby waives presentment, demand, protest and notice of dishonor and protest.

         8.2 NOTICES. Any notice required or permitted to be given hereunder shall be given by the Company to the Holder or the Holder to the Company in accordance with the Agreement.

         8.3 SEVERABILITY. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         8.4 GOVERNING LAW. This Note will be governed by the laws of the State of Nevada without regard to conflicts of laws principles.

         8.5 PARTIES IN INTEREST. This Note shall bind the Company and its successors and assigns. This Note shall not be assigned by Holder without the express prior written consent of Company, except as follows:

             (a) by will or in default thereof by operation of law;

             (b) by gift to the Holder's spouse, children, grandchildren or parents or a trust for the benefit of such persons;

             (c) by gift to any other third party but only with the express written consent of the Company, which consent shall not be unreasonably withheld; and

             (d) to a revocable trust created by the Holder, of which the Holder is the primary beneficiary during his lifetime.

         8.6 SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.


IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.

                                        INNOVATIVE GAMING CORPORATION OF AMERICA


                                          By: /s/ Scott H. Shackelton
                                             -----------------------------------
                                          Title: Chief Financial Officer
                                                 -------------------------------

                                                                       EXHIBIT A


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

                   (To Be Signed Only Upon Conversion of Note)


TO INNOVATIVE GAMING CORPORATION OF AMERICA

         The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of INNOVATIVE GAMING
CORPORATION OF AMERICA, to the extent of $      of the unpaid principal amount
of such Note, and requests that the certificates for such shares be issued in
the name of, and delivered to,                whose address is
                                 .


Dated:
       ----------------------------------


                                     -------------------------------------------
                                      (Signature must conform in all respects to
                                     name of holder as specified on the face of
                                     the Note)



                                     -------------------------------------------
                                                      (Address)

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION
                         AT THE ELECTION OF THE COMPANY

                   (To Be Signed Only Upon Conversion of Note)


The undersigned in the name and on behalf of INNOVATIVE GAMING CORPORATION OF AMERICA (the "Company") hereby notifies the holder of the foregoing Note that the Company hereby elects to exercise its right to convert such Note or portion of such Note into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.


Conversion calculations:
                            ----------------------------------------------------
                            Date to Effect Conversion


                            ----------------------------------------------------
                            Principal Amount of Notes to be Converted


                            ----------------------------------------------------
                            Applicable Conversion Price


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Name:


                            ----------------------------------------------------
                            Address: